Exhibit 10.19

FIFTH AMENDMENT TO
LOAN AGREEMENT

Fifth Amendment to Loan Agreement, dated July 18, 2011, by and between New Enterprise Stone & Lime Co., Inc., a Delaware corporation (the “Borrower”), and Citizens Bank of Pennsylvania (the “Bank”) (the “Fifth Amendment”).

WITNESSETH:

WHEREAS, the Borrower and the Bank entered into that certain Loan Agreement, dated September 30, 2009, as amended by that certain: (i) First Amendment to Loan Agreement, dated May 27, 2010, by and between the Borrower and the Bank; (ii) Second Amendment to Loan Agreement, dated June 23, 2010, by and between the Borrower and the Bank; (iii) Third Amendment to Loan Agreement, dated July 30, 2010, by and between the Borrower and the Bank; and (iv) Fourth Amendment to Loan Agreement, dated May 18, 2011, by and between the Borrower and the Bank (as further amended, modified, supplemented or restated from time to time, the “Loan Agreement”); and

WHEREAS, the Borrower and the Bank desire to amend certain provisions of the Loan Agreement pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.                                       All capitalized terms used herein which are defined in the Loan Agreement shall have the same meaning herein as in the Loan Agreement unless the context clearly indicates otherwise.

2.                                       Section 6.02(h) of the Loan Agreement is hereby deleted in its entirety and in its stead is inserted the following:

(h)                                 unsecured Indebtedness (other than any unsecured Indebtedness otherwise described in this Section 6.02) in an aggregate outstanding principal amount not exceeding $20,000,000 at any time so long as such Indebtedness does not have covenants or defaults that are more restrictive than those set forth in this Agreement;

3.                                       The provisions of Section 2 of this Fifth Amendment shall not become effective until the Bank has received the following, each in form and substance acceptable to the Bank:

(a)                                  this Fifth Amendment, duly executed by the Borrower and the Bank;

(b)                                 payment of all fees and expenses owed to the Bank and the Bank’s counsel in connection with this Fifth Amendment;

(c)                                  the documents listed in the Preliminary Closing Checklist set forth on Exhibit A attached hereto and made a part hereof; and

(d)                                 such other documents as may be reasonably requested by the Bank.

4.                                       The Borrower hereby reconfirms and reaffirms all representations and warranties, agreements and covenants made by and pursuant to the terms and conditions of the Loan Agreement and the other Loan Documents, except as such representations and warranties, agreements and covenants may have heretofore been amended, modified or waived in writing in accordance with the Loan Agreement and the other Loan Documents, and except any such representations or warranties made as of a specific date or time, which shall have been true and correct in all material respects as of such date or time.

5.                                       The Borrower acknowledges and agrees that each and every document, instrument or agreement which at any time has secured or will secure payment of the Debt including, but not limited to, the Loan Agreement, the Security Agreement and all applicable UCC-1 financing statements and other similar instruments executed and recorded with respect thereto continue to secure prompt payment when due of the Debt.

6.                                       The Borrower hereby represents and warrants to the Bank that (i) the Borrower has the legal power and authority to execute and deliver this Fifth Amendment; (ii) the officers of the Borrower executing this Fifth Amendment have been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof; (iii) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof and of the Loan Agreement and all documents executed or to be executed therewith, do not violate or conflict with the organizational documents of the Borrower or any law applicable to the Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrower and (iv) this Fifth Amendment, the Loan Agreement and the documents executed or to be executed by the Borrower in connection herewith or therewith constitute valid and binding obligations of the Borrower in every respect, enforceable in accordance with their respective terms.

7.                                       The Borrower represents and warrants that (i) no Event of Default exists under the Loan Agreement or the other Loan Documents, nor will any occur as a result of the execution and delivery of this Fifth Amendment or the performance or observance of any provision hereof; and (ii) the Borrower presently has no claims or actions of any kind at law or in equity against the Bank arising out of or in any way relating to the Loan Agreement or the other Loan Documents.

8.                                       Each reference to the Loan Agreement that is made in the Loan Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Loan Agreement as amended hereby.

9.                                       The agreements, consent and waiver contained in this Fifth Amendment are limited to the specific agreements, consent and waiver made herein.  Except as amended hereby, all of the terms and conditions of the Loan Agreement shall remain in full force and effect.  This Fifth Amendment amends the Loan Agreement and is not a novation thereof.

10.                                 This Fifth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute but one and the same instrument.

11.                                 This Fifth Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania (without regard to any conflict of law principles thereof).  Each of the parties hereto hereby consent to the nonexclusive jurisdiction of any Pennsylvania state court or federal court of the United States sitting in Allegheny County, Pennsylvania, and any appellate court from any thereof, in respect of actions brought against any such party as a defendant, with respect to any suit arising out of or mentioning this Fifth Amendment and hereby waives any right to which it may be entitled on account of place of residence or domicile.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto, have caused this Fifth Amendment to be duly executed by their duly authorized officers the day and year first above written, as an instrument under seal.

ATTEST:			New Enterprise Stone & Lime Co., Inc.

By:	/s/ Thomas G. Frye	(SEAL)	By:	/s/ Paul I. Detwiler, III	(SEAL)
	Name:	Thomas G. Frye		Name:	Paul I. Detwiler, III
	Title:	Assistant Secretary		Title:	Executive Vice President

Citizens Bank of Pennsylvania

By:
Joseph F. King, Senior Vice President

IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto, have caused this Fifth Amendment to be duly executed by their duly authorized officers the day and year first above written, as an instrument under seal.

ATTEST:			New Enterprise Stone & Lime Co., Inc.

By:		(SEAL)	By:	(SEAL)
	Name:			Name:
	Title:			Title:

Citizens Bank of Pennsylvania

			By:	/s/ Joseph F. King
Joseph F. King, Senior Vice President

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS.
COUNTY OF BEDFORD	)

On this 18 day of July, 2011, before me, a Notary Public, personally appeared Paul I. Detwiler, III , who acknowledged himself to be the President of New Enterprise Stone & Lime Co., Inc., a Delaware corporation (the “Company”), and that he as such officer, being authorized to do so, executed ?the foregoing instrument for the purposes therein contained by signing his name as President and on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and affix my seal.

/s/ Kelly M. Burtnett-Myers
Notary Public

My Commission Expires: April 16, 2013

[SEAL]	Commonwealth of Pennsylvania
Notorial Seal
Kelly M. Burtnett-Myers, Notary Public
South Woodbury Twp., Bedford County
My Commission Expires April 16, 2013
Member, Pennsylvania Association of Notaries